SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2005

Optimal Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. W., 2 Place Alexis-Nihon, Suite 1700, Montreal, Quebec, Canada H3Z 3C1
(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885
(Registrant’s Telephone Number, Including Area Code)

ITEM 8.01             OTHER EVENTS

Exhibit 99.1           Optimal Group Inc. Notice of Annual and Special Meeting of Shareholders dated April 14, 2005.

Exhibit 99.2           Management Proxy Circular dated April 14, 2005

Exhibit 99.3           Optimal Group Inc. Class "A" shares Proxy, solicited by the management for the annual and Special meeting of shareholders to be held on May 18, 2005.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2005

Optimal Group Inc. (Registrant) By: /s/ Holden Ostrin Holden Ostrin Co-Chairman